#DemocratizeAI Confidential July 2025 Investor Presentation Exhibit 99.1

No Offer or Solicitation, Trademarks and Non-GAAP Measures This presentation has been prepared by Fusemachines Inc. (the “Company”) and CSLM Acquisition Corp. (“CSLM”) for information purposes only. The presentation was created for interested parties to make an evaluation of the subject matter contained herein and to assist them in evaluating the proposed transaction between the Company and CSLM. In all cases, interested parties should conduct their own investigation and analysis of the Company, CLSM and the data contained in this presentation. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This presentation shall also not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, a Registration Statement on Form S-4 (the “Registration Statement”) has been filed with the SEC in connection with the proposed transaction which will include a proxy statement/prospectus and certain other related documents, which will include both the proxy statement to be distributed to holders of common stock of CSLM in connection with CSLM’s solicitation of proxies for the vote by CSLM’s shareholders with respect to the proposed transaction and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the proposed transaction. CSLM’s shareholders and other interested persons are advised to read the proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the Company, CSLM and the proposed transaction. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of CSLM as of a record date to be established for voting on the proposed transaction and other matters as may be described in the Registration Statement. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Trademarks In addition to trademarks, service marks, trade names, copyrights and logos of Fusemachines and CSLM contained herein, this presentation contains trademarks, service marks, trade names, copyrights and logos of other companies, which are the property of their respective owners. Unless otherwise stated, the use of these other trademarks, service marks, trade names, copyrights and logos herein does not imply an affiliation with, or endorsement of the information contained herein by, the owners of such trademarks, service marks, trade names, copyrights and logos. Non-GAAP Measures This presentation contains “non-GAAP financial measures,” which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or “GAAP.” We present non-GAAP measures, such as Adjusted EBITDA, herein as supplemental measures of our financial and operating performance because our management believes that such information provides useful information to investors about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are, therefore, unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. For reconciliations of the non-GAAP financial measures used in this presentation to the most comparable GAAP measures, please see the Appendix to this presentation.

We Are Fusemachines We deliver Enterprise AI Transformation through Industry and problem-specific proprietary AI Solutions (Products and Services) with a team of AI PhDs & Engineers trained in underserved communities.

Leadership Team

Founder-led AI Experts & Educators with a team of AI PhDs



Sameer Maskey, PhD
Founder & CEO,
Chairman of the Board

- Born and raised in Kathmandu, Nepal
- Obtained a full scholarship to study in the US
- Holds a PhD in Computer Science (AI) from Columbia University
- 15+ years of AI experience
- Adjunct Assoc. Professor of AI at Columbia (12+ years)
- Previously AI Researcher at IBM Watson Center

IBM Columbia University



Anish Joshi
Head of Technology

- 10+ Years of experience leading AI Products & Solutions
- Fusemachines-trained AI engineer
- Leads teams of 100+ engineers across multiple engagements
- Leading engineering and innovation strategy, talent acquisition, and service delivery.
- Manages internal R&D

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Parag Shrestha
Head of South Asia

- 15+ years of IT experience & SaaS sales
- Manages South Asia operations
- Focused on driving strategies & processes to drive organizational growth.
- In Past, solved critical business challenges for clients like Coca-Cola, Delta Airlines, FedEx, and General Motors.

salesforce



Rob Traghetto
Head of AI Solutions

- Serial entrepreneur – founded Rake (acquired by Fusemachines in 2018)
- 20+ years in software and product engineering across Education, HR Tech, and Health Tech.
- Developed and delivered AI solutions across diverse business verticals.

Rake

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Problem Fraud in Travel Retail Loyalty Program Exploitation Employee Discount Abuse Tip Fraud Voucher Fraud Our Solution Fuse Fraud AI Engine Deployed Through Fuse Able to identify fraud unique to travel retail with high accuracy $100K+ year for licensing Customer bears infrastructure cost (providing extremely high gross margins) Tightly integrated with internal workflow creating high retention Example Client Use Case Fraud Detection in Travel Retail using Fusemachines Fraud AI Engine Travel Retail Operator with 100s of outlets

Opportunity Demand for High Accuracy Industry-specific use cases need highly accurate AI systems to generate real business value and justify ROI. Data Access & Compliance Constraints Effective AI requires deep access to internal data, but concerns over security and privacy often block external integration. Model Customization AI Systems often require heavy customization and fine-tuning to perform well in domain-specific contexts with internal data. Lack of AI Readiness Many organizations lack the internal expertise and structure to scope, prioritize, and implement impactful AI solutions. High Cost of In-House AI Dev Developing AI internally demands significant investment in talent, infrastructure, and time—making it not viable for many. Time-to-Market Pressure Businesses face urgency to deliver results quickly, leaving little room for lengthy AI development cycles. Challenges in Enterprise AI Transformation

Our Offering Customer Challenges Fusemachines Solution Demand for High Accuracy AI Studio + Engine Industry-specific, problem-specific AI delivering high accuracy Data Access & Compliance Constraints AI Studio On-premise deployment ensures data stays within the customer’s infrastructure Model Customization AI Studio + Engine + Services Easy model training on customer’s own data for higher ROI with the help of our AI Talent Lack of AI Readiness AI Services Continuous access to state-of-the-art AI advancements and expertise High Cost of In-House AI Dev AI Studio + Services Cost-efficient AI development without heavy internal investment Time-to-Market Pressure AI Studio Rapid deployment and prototyping to accelerate business outcomes AI Studio (with Engines) and Services

Fusemachines Approach AI-Driven Transformation AI Studio & AI Engines Proprietary AI platform & engines accelerate build and deployment of AI models AI Services Services to help build, train and customize AI systems AI Education Proprietary in-house platform & content for upskilling AI Talent from underserved Communities, to drive transformation ENTERPRISE AI TRANSFORMATION

AI Services AI Education Fusemachines AI Studio AI Studio One platform for all AI Engines Simplifies creation of industry-specific, tailored AI solutions Seamlessly integrates into clients’ processes, enhancing efficiency & facilitating AI transformation Flat-rate pricing for unlimited API’s makes running production AI systems more affordable Customize and deploy latest state of the art models faster AI Studio & AI Engines AI Studio & AI Engines

AI Studio & AI Engines

Fusemachines AI Engines: Driving Faster AI Development & Business Value

AI Engines

Industry-Specific & Problem-Specific
AI Software

- Multiple AI Engines **built on top of AI Studio**
- **Use case, vertical and domain-specific,** to address unique challenges of the client & industry
- **Leverage extensive IP** (patent pending & unpatented) to drive increased efficiency and new revenue streams
- **Enable scalability,** reducing costs of customization and development for customers


Xtract
AI Engine
Answer Gen
AI Studio™
Generative AI Engines™
Predictive AI Engines™
Development Tools
Data Connectors
AI Library
UI/UX Modules
API Services
Orchestration Platform
Google Cloud
aws
Azure
On-prem
Fraud Detection
AI Engine
Forecast
AI Engine[1]

(1) In development.

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Some of the Current Proprietary AI Engines Xtract AI Engines Extracts information from handwritten and pdf documents - Forms, invoices, 10Ks, etc. Answer Gen AI Engines Q&A system to generate answers from data repositories with multiple data types - Word, Excel, Ppt, pdf Fraud Detection AI Engines Accelerate identification of emerging fraud patterns and investigate them with AI Forecast AI Engines Use historical and industry data to improve forecasting of demand and inventory GenAI Engines Predictive AI Engines In development AI Services AI Education AI Studio & AI Engines AI Studio & AI Engines

AI Deployment Deploy AI Model on-prem in customers cloud, hybrid deployments inside customer’s firewall; MLOps; Model monitoring AI Integration Integrate AI Solutions with internal workflow tools and processes AI Model Development & Tuning Tune existing or train new AI models in AI Studio for various industry specific pain points Services to Customize, Train, Tune, Integrate and Deploy AI Models AI Studio & AI Engines AI Solutions AI Education AI Services

Customer Success Stories AI Studio & AI Engines AI Services AI Education Explore more on: Product Similarity Engine Built AI system which assembled images and text-based models, creating product matches for search recommendations - US publicly-traded E-commerce company Time Series Forecasting for Customer Lifetime Value Forecasted revenue results outperforming all other business analytics methods - Leading global video games company Fraud Detection Deployed Fraud Engine that detect fraud in travel retail outlets at airport - Large Retailer that runs 100s of outlets at airport Information Extraction from Legal Docs Deployed Information Extraction engine on real estate and financial documents to easily produce rent rolls from thousands of lease agreements - Real estate platform company and financial institution https://fusemachines.com/success-stories/ ENTERPRISE AI TRANSFORMATION

Dominican Republic LATAM Nepal Bangladesh AI Education as a Proprietary Pipeline for Engineering Talent AI Studio & AI Engines AI Services AI Education AI Education “Fuse Fellowships” offer professional AI education in communities underpenetrated by multinationals, free of charge 600+ students enrolled to date (selected from thousands of applicants) Empowering students with AI skill sets in high demand globally Reinforcing Fusemachines’ brand as ‘employer of choice’ for AI talent Providing proprietary pipeline of top AI talent for Fusemachines and its clients 1/3+ of graduates hired by Fusemachines Fusemachines AI Fellowship Programs

Fusemachines at a Glance

Enterprise AI Solutions + growing AI Product Suite, for AI-Driven transformation

Fusemachines' mission: **#DemocratizeAI**

Global Scale

~332
Employees
Mostly in underserved communities

NYC
Headquarters

5
Countries

Canada
USA
Dominican Republic
Nepal
India

Top-Tier AI Talent & Products

216+
Engineers

27%
Female

20+
Languages Spoken

AI Platform

AI Studio
AI Engines
Squadery
Fuse Classroom

7 AI Patents Pending

Attractive Economics

56%
Gross Margin Q1 2025[1]

~$20K
Average revenue per client per month of Q1 '25 clients[2]

~$900K
Average LTV of clients who have been with us for more than 1 year[2]

(1) Unaudited Fusemachines figures as disclosed in Form S-4/A filed by CSLM Holdings, Inc. on 06/24/25.
(2) Internal Company data.

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Customer Satisfaction ➜ Retention & Relationship Growth Track record of retaining and growing client relationships Initial MRR Current MRR (March 2025) Leading Fashion Brand Owner Leading Travel Retailer Leading Consumer Insights Provider 5.2x 6.6x Client since March 2020 Client since January 2020 Client since June 2021 3.7x

Trusted By Clients Like Fuse’s ability to deliver consistently outstanding solutions and strategic counsel is on par with their commitment to nurturing AI and tech talent through global education initiatives. Their unique role as experts and educators motivates us to continue finding ways to work together. - TIME Digital, former CTO & President Global News & Media Company Leading Consumer Insights Provider Leading Technology Corporation

Selected Financial Metrics


Revenue
($ in mil.)
+18% y/y
+2% y/y
$10.00 M
$7.50 M
$5.00 M
$2.50 M
$.00 M
$7.44 M
$8.81 M
$1.92 M
$1.95 M
FY23 (1)
FY24 (1)
Q1 24 (2)
Q1 25 (2)

Revenue Comments

- ~$20K Average revenue per client per month of Q1 '25 clients[4]
- ~$900K Average LTV of clients who have been with us for more than 1 year[4]
- Focus on landing & expanding larger Enterprise clients
  - 10 new Enterprise Client MSAs signed in 2024
- Direct sales team + partnerships


Gross Margin
60.0%
40.0%
20.0%
0.0%
57.0%
54.9%
52.7%
55.8%
FY23 (1)
FY24 (1)
Q1 24 (2)
Q1 25 (2)


Adj EBITDA(3)
($ in mil.)
$.0 M
($2.0) M
($4.0) M
($6.0) M
($8.0) M
($3.0) M
($7.1) M
($1.3) M
($1.2) M
FY23 (1)
FY24 (1)
Q1 24 (2)
Q1 25 (2)

(1) Audited figures.
(2) Unaudited figures.
(3) Please see Appendix for reconciliation of Non-GAAP measures.
(4) Internal company data

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Quarter Ended March 31, Non-GAAP Reconciliations: Adjusted EBITDA Represents change in fair value of convertible notes and warrant liability. Represents professional service fees related to the proposed SPAC transaction in 2023. (In thousands) 2025 2024 Net loss $(253) $(3,297) Interest expense $66 $44 Provision for tax - - Depreciation and amortization $45 $40 EBITDA $(142) $(3,213) Stock-based compensation $65 $549 Fair value adjustments(1) $(1,516) $800 Extinguishment of payable - - Extinguishment of debt $391 $601 Adjusted EBITDA $ (1,202) $(1,263) Full Year Ended December 31, (In thousands) 2024 2023 Net loss $(15,383) $(6,762) Interest expense $234 $451 Provision for tax $31 $11 Depreciation and amortization $179 $109 EBITDA $(14,939) $(6,191) Stock-based compensation $1,067 $2,154 Fair value adjustments(1) $6,104 $611 Extinguishment of payable $70 - Extinguishment of debt $601 $143 Aborted IPO costs(2) - $306 Adjusted EBITDA $ (7,097) $ (2,977)

Future Growth Path to 100 Customers Strong Net Dollar Expansion Current expansion rates among enterprise clients demonstrate that our GTM strategy is effective. Land-and-Expand Strategy We start with smaller ticket-size engagements—then expand by offering multiple AI engines and services. Positioning Through Highly Customizable AI Tailored AI models deliver significantly higher accuracy and ROI compared to generic solutions, positioning us as a high-value partner. ROI-Driven Flywheel for Customer Acquisition Focus on measurable ROI has produced compelling case studies, helping us attract and close clients with similar needs. Fueling Growth with Strategic Investment A significant portion of closing capital will go toward expanding Sales & Marketing—we plan to at least double this budget to accelerate customer acquisition. 01 02 03 04 05

Investment Highlights

01 **Pure-play Enterprise AI solutions provider**

Proprietary products (studio & engines) + AI talent pipeline for services

02 **Massive market opportunity for Enterprise AI, experiencing dynamic growth**

+44% market CAGR projected 2024-2034[1]

03 **Proven business model, validated by blue-chip clients**

04 **Differentiated market approach: Industry- and Problem-specific solutioning**

Competition more focused on horizontal solutions - less tailored to clients' specific needs

05 **Fusemachines AI Fellowships - proprietary pipeline of AI talent**

AI Fellowships offered in underserved communities

06 **Founder-led experts and educators, bringing world-class domain experience**

07 **Pending merger with CSLM provides path to accelerated growth**

Capital, public currency, elevated business profile

(1) Source: Precedence Research, Nov. '24.

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Mission Make personalized AI education possible to talented students from underserved communities Enable AI-powered transformation for enterprises with AI Studio, AI engines and a global pool of talent Democratize AI